UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32887	11-3547680
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Main Street, Holmdel NJ		07733
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

On November 13, 2006, Vonage Holdings Corp. (the “Company”) and certain holders of its outstanding shares of common stock amended (the “Amendment”) its Third Amended and Restated Investors’ Rights Agreement, dated April 27, 2005, as amended (the “Investors’ Rights Agreement”).  The Amendment eliminates the requirement that the Company have a registration statement covering certain shares of its common stock that were issued upon conversion of the Company’s formerly outstanding preferred stock declared effective by the expiration date of the lock-up agreements entered into in connection with the Company’s initial public offering (November 19, 2006).  Under the Amendment, upon the request of the holders of at least 33 1/3% of the Company’s common stock issued upon conversion of its formerly outstanding series E convertible preferred stock, the Company would be required to file as promptly as practicable a registration statement on Form S-1 covering the resale of certain shares of its common stock that were issued upon conversion of its formerly outstanding preferred stock.  The Company would be required to use all commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable and remain effective and available for use until April 27, 2007.  If the registration statement is not declared effective by the Securities and Exchange Commission prior to April 27, 2007, the Company would no longer be obligated to cause such registration statement to become effective. Holders of the Company’s common stock that entered into the Amendment include Jeffrey Citron, the Company’s principal stockholder, founder, Chairman and Chief Strategist, affiliates of New Enterprise Associates and affiliates of Institutional Venture Partners.  Peter Barris, a member of the Company’s board of directors, is the Managing General Partner of New Enterprise Associates, LLC.  Harry Weller, a member of the Company’s board of directors, serves as Partner of New Enterprise Associates, LLC.  J. Sanford Miller, a member of the Company’s board of directors, is a General Partner in Institutional Venture Partners.  Morton David, a member of the Company’s board of directors, John Rego, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, Louis Mamakos, the Company’s Chief Technology Officer, and Michael Tribolet, President of Vonage America Inc., are also parties to the Investors’ Rights Agreement.

A copy of the Amendment is filed as Exhibit 99.1 to this filing and is incorporated herein by reference, and the description of the Amendment contained herein is qualified in its entirety by the complete text of the Amendment.

Item 9.01.                                          Financial Statements and Exhibits

(d)           Exhibits

99.1           Written Consent of The Company and Certain Stockholders, dated November 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: November 14, 2006	By:	/s/ Sharon A. O’Leary
Sharon A. O’Leary
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.:	Description:

99.1	Written Consent of The Company and Certain Stockholders, dated November 13, 2006